Exhibit 10.1
FIFTH AMENDMENT TO
TERMINAL SERVICES AGREEMENT
This Fifth Amendment to Terminal Services Agreement (“Amendment”) is made and entered into as of June 1, 2023 (“Amendment Date”) with respect to each respective Terminal set forth on Schedule I, unless otherwise indicated, the party identified as “Customer” with respect to such respective Terminal as set forth on Schedule I (such party, as applicable to the respective Terminal, a “Customer”), and the party identified as “Terminal Owner” with respect to such respective Terminal as set forth on Schedule I (such party, as applicable to the respective Terminal, a “Terminal Owner”) each referred to in this Amendment as a “Party” and collectively as “Parties”.

WHEREAS, on November 1, 2020, the Parties entered into that certain Terminal Services Agreement, subsequently amended on April 30, 2021, May 30, 2021, June 30, 2021, and July 31, 2021, (collectively, the “Agreement”), pursuant to which the Parties agreed that Terminal Owner would operate the Terminal or otherwise provide certain terminal services to the Customer at the respective Terminal;

WHEREAS, Tesoro Refining & Marketing Company LLC (“TRMC”) assigned and Marathon Petroleum Supply and Trading LLC assumed all of TRMC’s right, title and interest under the Agreement pertaining to crude petroleum;

WHEREAS, TRMC, Western Refining Company LLC (formerly known as Western Refining Company L.P., “WNR”), St. Paul Park Refining Co. LLC (“SPPR”), and Tesoro Alaska Company LLC (“TAC”) assigned and Marathon Petroleum Company LP assumed all of their rights, titles, and interests under the Agreement pertaining to all commodities other than crude petroleum; and

WHEREAS, the Parties desire to amend the Agreement to update the Initial Term, Base Throughput Fee, Minimum Terminal Volume Commitment, and make other conforming changes to the Agreement with respect to certain Terminals;

NOW, THEREFORE, in consideration of the promises and covenants in the Agreement and this Amendment and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1.Schedule 1.1(A), Schedule I, Schedule 5.1, Schedule 5.1(c), and Schedule 14.1 are deleted in their entirety and replaced with Schedule 1.1(A), Schedule I, Schedule 5.1, Schedule 5.1 (c), and Schedule 14.1, respectively, attached hereto.
2.Schedule 5.1(d) is hereby added to the Agreement and incorporated herein.
3.In all other respects, except as herein modified, the terms and provisions of the Agreement shall remain in full force and effect.

4.In the event of any conflict between the terms and provisions of this Amendment and terms and provisions of the Agreement, the terms and provisions of this Amendment shall prevail.

5.The Parties acknowledge that this Amendment may be executed utilizing an electronic signature process. By signing electronically, the Parties further acknowledge that they each have read, understand, and are bound to the terms and conditions hereof in the same manner as if the Parties had signed this Amendment with handwritten original signatures.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be effective as of the Amendment Date.

As to the following Terminals:

Anacortes
Boise
Burley
Carson
Colton
Hynes
Mandan
Pasco
Pocatello
Salt Lake City
San Diego
Stockton
Vancouver
Vinvale
Wilmington

Customer:		Terminal Owner:

Marathon Petroleum Company LP		Tesoro Logistics Operations LLC
By: MPC Investment LLC, its General Partner

By:	/s/ Brian K. Partee	By:	/s/ Shawn Lyon

Name:	Brian K. Partee	Name:	Shawn Lyon

Title:	Senior Vice President	Title:	President

Marathon Petroleum Supply and Trading LLC

By:	/s/ Rick D. Hessling

Name:	Rick D. Hessling

Title:	President

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be effective as of the Amendment Date.

As to the following Terminals:

Anchorage Ocean Dock
Anchorage T2
Fairbanks
Nikiski

Customer:		Terminal Owner:

Marathon Petroleum Company LP		Tesoro Logistics Operations LLC
By: MPC Investment LLC, its General Partner

By:	/s/ Brian K. Partee	By:	/s/ Shawn Lyon

Name:	Brian K. Partee	Name:	Shawn Lyon

Title:	Senior Vice President	Title:	President

Tesoro Alaska Terminals LLC

		By:	/s/ Shawn Lyon

		Name:	Shawn Lyon

		Title:	President

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be effective as of the Amendment Date.

As to the following Terminals:

Albuquerque
Bloomfield
El Paso
St. Paul Park

Customer:		Terminal Owner:

Marathon Petroleum Company LP		Western Refining Terminals LLC
By: MPC Investment LLC, its General Partner

By:	/s/ Brian K. Partee	By:	/s/ Shawn Lyon

Name:	Brian K. Partee	Name:	Shawn Lyon

Title:	Senior Vice President	Title:	President

Schedule 1.1 (A) – Products

Bio-Diesel
Bio-Blended Diesel
Crude (Hynes Terminal Only)
Denatured Ethanol
Diesel
Ethanol
Gasoline
Jet
Kerosene
Propane
Renewable Diesel

Schedule I

Parties to Agreement per respective Terminal

Terminal	Customer	Terminal Owner	Initial Term	Extension Period
Albuquerque	Marathon Petroleum Company LP	Western Refining Terminals LLC	Effective Date - October 16, 2028	1 renewal term of 1 year (the “Extension Period”) upon mutual agreement of the Parties no less than 180 calendar days prior to the end of the Initial Term
Anacortes	Marathon Petroleum Company LP	Tesoro Logistics Operations LLC	Effective Date - July 1, 2024	2 renewal terms of 5 years each (each, an “Extension Period”) by providing written notice of its intent no less than 365 calendar days prior to the end of the Initial Term or the then-current Extension Period and such Extension Period is accepted by Terminal Owner.

Anchorage Ocean Dock	Marathon Petroleum Company LP	Tesoro Alaska Terminals LLC	Effective Date - September 16, 2026	2 renewal terms of 5 years each (each, an Extension Period by providing written notice of its intent no less than 365 calendar days prior to the end of the Initial Term or the then-current Extension Period and such Extension Period is accepted by Terminal Owner. If Customer has not provided written notice of its intent to extend the Initial Term for the first Extension Period then notice may be provided no less than 90 days prior to end of Initial Term to extend the Initial Term for an additional 2 years and such Extension Period is accepted by Terminal Owner.

Anchorage T2	Marathon Petroleum Company LP	Tesoro Logistics Operations LLC/Tesoro Alaska Terminals LLC	Effective Date - September 16, 2026	2 renewal terms of 5 years each (each, an “Extension Period”) by providing written notice of its intent no less than 365 calendar days prior to the end of the Initial Term or the then-current Extension Period and such Extension Period is accepted by Terminal Owner. If Customer has not provided written notice of its intent to extend the Initial Term for the first Renewal Period then notice may be provided no less than 90 days prior to end of Initial Term to extend the Initial Term for an additional 2 years and such Extension Period is accepted by Terminal Owner.
Bloomfield	Marathon Petroleum Company LP	Western Refining Terminals LLC	Effective Date - October 16, 2028	1 renewal term of 1 year (the “Extension Period”) upon mutual agreement of the Parties no less than 180 calendar days prior to the end of the Initial Term

Boise	Marathon Petroleum Company LP	Tesoro Logistics Operations LLC	Effective Date – July 31, 2026	1 renewal term of 1 year (the “Extension Period”) upon mutual agreement of the Parties no less than 180 calendar days prior to the end of the Initial Term
Burley	Marathon Petroleum Company LP	Tesoro Logistics Operations LLC	Effective Date - July 31, 2026	1 renewal term of 1 year (the “Extension Period”) upon mutual agreement of the Parties no less than 180 calendar days prior to the end of the Initial Term
Carson	Marathon Petroleum Company LP	Tesoro Logistics Operations LLC	Effective Date - May 31, 2028	1 renewal term of 1 year (the “Extension Period”) upon mutual agreement of the Parties no less than 180 calendar days prior to the end of the Initial Term
Colton	Marathon Petroleum Company LP	Tesoro Logistics Operations LLC	Effective Date - May 31, 2028	1 renewal term of 1 year (the “Extension Period”) upon mutual agreement of the Parties no less than 180 calendar days prior to the end of the Initial Term

El Paso	Marathon Petroleum Company LP	Western Refining Terminals LLC	Effective Date - October 16, 2028	1 renewal term of 1 year (the “Extension Period”) upon mutual agreement of the Parties no less than 180 calendar days prior to the end of the Initial Term
Fairbanks	Marathon Petroleum Company LP	Tesoro Logistics Operations LLC/Tesoro Alaska Terminals LLC	Effective Date - September 16, 2026	2 renewal terms of 5 years each (each, an “Extension Period”) by providing written notice of its intent no less than 365 calendar days prior to the end of the Initial Term or the then-current Extension Period and such Extension Period is accepted by Terminal Owner. If Customer has not provided written notice of its intent to extend the Initial Term for the first Extension Period then notice may be provided no less than 90 days prior to end of Initial Term to extend the Initial Term for an additional 2 years and such Extension Period is accepted by Terminal Owner.

Hynes	Marathon Petroleum Company LP Marathon Petroleum Supply and Trading LLC (for crude only)	Tesoro Logistics Operations LLC	Effective Date - May 31, 2028	1 renewal term of 1 year (the “Extension Period”) upon mutual agreement of the Parties no less than 180 calendar days prior to the end of the Initial Term
Mandan	Marathon Petroleum Company LP	Tesoro Logistics Operations LLC	Effective Date - July 31, 2026	1 renewal term of 1 year (the “Extension Period”) upon mutual agreement of the Parties no less than 180 calendar days prior to the end of the Initial Term

Nikiski	Marathon Petroleum Company LP	Tesoro Alaska Terminals LLC	Effective Date September 16, 2026	2 renewal terms of 5 years each (each, an “Extension Period”) by providing written notice of its intent no less than 365 calendar days prior to the end of the Initial Term or the then-current Extension Period and such Extension Period is accepted by Terminal Owner. If Customer has not provided written notice of its intent to extend the Initial Term for the first Extension Period then notice may be provided no less than 90 days prior to end of Initial Term to extend the Initial Term for an additional 2 years and such Extension Period is accepted by Terminal Owner.
Pasco	Marathon Petroleum Company LP	Tesoro Logistics Operations LLC	Effective Date – July 31, 2026	1 renewal term of 1 year (the “Extension Period”) upon mutual agreement of the Parties no less than 180 calendar days prior to the end of the Initial Term

Pocatello	Marathon Petroleum Company LP	Tesoro Logistics Operations LLC	Effective Date - July 31, 2026	1 renewal term of 1 year (the “Extension Period”) upon mutual agreement of the Parties no less than 180 calendar days prior to the end of the Initial Term
Salt Lake City	Marathon Petroleum Company LP	Tesoro Logistics Operations LLC	Effective Date - July 31, 2026	1 renewal term of 1 year (the “Extension Period”) upon mutual agreement of the Parties no less than 180 calendar days prior to the end of the Initial Term
San Diego	Marathon Petroleum Company LP	Tesoro Logistics Operations LLC	Effective Date - May 31, 2028	1 renewal term of 1 year (the “Extension Period”) upon mutual agreement of the Parties no less than 180 calendar days prior to the end of the Initial Term
St Paul Park	Marathon Petroleum Company LP	Western Refining Terminals LLC	Effective Date - September 15, 2026	2 renewal terms of 5 years each (each, an “Extension Period”) by providing written notice of its intent no less than 90 calendar days prior to the end of the Initial Term or the then-current Extension Period and such Extension Period is accepted by Terminal Owner.

Stockton	Marathon Petroleum Company LP	Tesoro Logistics Operations LLC	Effective Date - July 31, 2026	1 renewal term of 1 year (the “Extension Period”) upon mutual agreement of the Parties no less than 180 calendar days prior to the end of the Initial Term
Vancouver	Marathon Petroleum Company LP	Tesoro Logistics Operations LLC	Effective Date - July 31, 2026	1 renewal term of 1 year (the “Extension Period”) upon mutual agreement of the Parties no less than 180 calendar days prior to the end of the Initial Term
Vinvale	Marathon Petroleum Company LP	Tesoro Logistics Operations LLC	Effective Date - May 31, 2028	1 renewal term of 1 year (the “Extension Period”) upon mutual agreement of the Parties no less than 180 calendar days prior to the end of the Initial Term
Wilmington	Marathon Petroleum Company LP	Tesoro Logistics Operations LLC	Effective Date - July 31, 2026	1 renewal term of 1 year (the “Extension Period”) upon mutual agreement of the Parties no less than 180 calendar days prior to the end of the Initial Term

Schedule 5.1 - Minimum Terminal Volume Commitment, Base Throughput Fee

Terminal	State	Region	Minimum Terminal Volume Commitment (bpd)	Base Throughput Fee per Barrel	Shortfall Credit Carry-Forward Period
Albuquerque^	NM	LA	7,500	0.63	12 months
Anacortes	WA	PNW	12,000	1.248927	3 months
Anchorage Ocean Dock	AK	PNW	17,000	4.728224	3 months
Anchorage T2	AK	PNW	6,790	3.736476	3 months
Bloomfield^	NM	LA	5,000	0.63	12 months
Boise*	ID	PNW	7,200	0.813503	3 months
Burley*	ID	PNW	2,300	0.756338	3 months
Carson+	CA	LA	6,000	1.0500	3 months
Colton+	CA	LA	30,500	0.7560	3 months
El Paso^	TX	LA	26,000	0.63	12 months
Fairbanks	AK	PNW	595	1.1142421	3 months
Hynes+	CA	LA	23,000	1.0500	3 months
Mandan*	ND	CHI	12,400	0.685981	3 months
Nikiski	AK	PNW	3,000	3.984154	3 months
Pasco*	WA	PNW	3,500	0.786000	N/A
Pocatello*	ID	PNW	1,500	0.786000	N/A
Salt Lake City*	UT	PNW	27,300	0.642008	3 months
San Diego+	CA	LA	17,000	0.7560	3 months
St Paul Park	MN	CHI	35,561	0.591214	12 months
Stockton*	CA	SF	7,000	0.923436	3 months
Vancouver*	WA	PNW	6,400	0.927834	3 months
Vinvale+	CA	LA	67,500	1.0500	3 months
Wilmington*	CA	LA	33,300	1.152097	3 months
*The Minimum Terminal Volume Commitment and Base Throughput Fee for these Terminals will be effective through July 31, 2024, and will be subject to negotiation by the Parties thereafter; provided, however, in no event will the new Minimum Terminal Volume Commitment be less than 75% of the current cumulative Minimum Terminal Volume Commitment for these Terminals. If the Parties are unable to complete negotiations by August 1, 2024, the existing Minimum Terminal Volume Commitment and Base Throughput Fee for these Terminals will remain in effect until such negotiations are final. Once finalized, the new Minimum Terminal Volume Commitment and Base Throughput Fee for these Terminals will be applied retroactively effective as of August 1, 2024.
^ The Minimum Terminal Volume Commitment and Base Throughput Fee for these Terminals will be effective through October 16, 2026, and will be subject to negotiation by the Parties thereafter; provided, however, in no event will the new Minimum Terminal Volume Commitment be less than 75% of the current cumulative Minimum Terminal Volume Commitment for these Terminals. If the Parties are unable to complete negotiations by December 31, 2026, the existing Minimum Terminal Volume Commitment and Base Throughput Fee for these Terminals will remain in effect until such negotiations are final. Once finalized, the new Minimum Terminal Volume Commitment and Base Throughput Fee for these Terminals will be applied retroactively effective as of January 1, 2027.
+ The Minimum Terminal Volume Commitment and Base Throughput Fee for these Terminals will be effective through May 31, 2026, and will be subject to negotiation by the Parties thereafter; provided,

however, in no event will the new Minimum Terminal Volume Commitment be less than 75% of the current cumulative Minimum Terminal Volume Commitment for these Terminals. If the Parties are unable to complete negotiations by August 31, 2026, the existing Minimum Terminal Volume Commitment and Base Throughput Fee for these Terminals will remain in effect until such negotiations are final. Once finalized, the new Minimum Terminal Volume Commitment and Base Throughput Fee for these Terminals will be applied retroactively effective as of September 1, 2026.

Light Product Terminal Complexes:

1.Albuquerque, Bloomfield, and El Paso
2.Carson, Colton, Hynes, San Diego and Vinvale
3.Boise, Burley, Mandan, Pocatello, Pasco, Salt Lake City, Stockton, Vancouver, and Wilmington.
4.Anchorage T2 and Anchorage Ocean Dock

Butane Blending
A) Facilities with Third Party Licensed Blending Technology

At facilities at which third-party license blending technology to Customer, Terminal Owner's fee for performing the butane blending service shall be calculated as follows:

Ninety-five percent (95%) of the difference between the Daily Gasoline Value (defined below) and the Daily Butane Value (defined below). Expressed as a formula, the Butane Blending Service Fee is:

Butane Blending Service Fee = (DGV-DBV)* 95%

NOTE: Terminal Owner will reflect an Annual True-Up, as defined in Section 3 of this Schedule 5.1, as a separate line item on any monthly invoices submitted pursuant to this Agreement.

Definitions:
1.    Daily Gasoline Value (“DGV”): Expressed as a formula:

DGV = (GB)*(GPV+TF).

GB: number of Gallons of butane blended on a given day at the terminal site.
GPV: daily gasoline posted value per Gallon.
TF: the transportation fee for moving spot purchased gasoline to the terminal for the gasoline grade in which the butane is blended.

            GPV is calculated by location as follows:

            GPV Calculation Table

Location	Market	GPV Price Calculation

The Parties may update the GPV Calculation Table without formal amendment of the Agreement upon written approval by each Party. The latest agreed upon GPV Calculation Table shall be the effective GPV Calculation Table. Terminal Owner shall maintain the current and previous versions of the GPV Calculation Table.

TF is the avoided Customer cost of transporting one Gallon of gasoline (in the most cost effective method possible) to a terminal blending location, as verified and provided by Customer’s Global Clean Products Value Chain organization.

2.    Daily Butane Value (“DBV”): the daily agreed upon butane purchase price (“BPP”) from ETP plus the total daily RIN value (“DRV”), multiplied by the daily total number of butane gallons blended (“GB”). Expressed as a formula:

DBV = (GB)*(BPP+DRV)

DRV will be determined by using the percentage of each type of RINs specified by the Renewable Fuel Standard Program updated annually or the most recent requirements and will be adjusted retroactively for any difference between the requirements at the time of the calculation and the requirements contained in a final rule establishing Renewable Volume Obligations for the year. OPIS daily posting for the respective RINs pricing will be used. In order to minimize the daily average RINs Cost, postings for prior years RINs will be used up to the maximum allowable percentage.

3.    Annual True-Up: This cost or revenue is intended to cover changes in the estimated vs actual transportation costs, half of shared maintenance expenses, and estimated vs actual butane purchase costs. The cost or revenue is calculated by Energy Transfer Partners (“ETP”). Customer will pass ninety-five (95%) of this to Terminal Owner.

B) Facilities without Third Party Blending Technology

At facilities at which no third party licensed blending technology is utilized, Terminal Owner’s fee for performing the butane or pentane blending service shall be calculated as follows:

Ninety-five percent (95%) of the difference between the Tank Daily Gasoline Value (defined below) and the Tank Daily Butane Value (defined below). Expressed as a formula, the Tank Butane Blending Service Fee is:

Tank Butane Blending Service Fee = (TDGV-TDBV)* 95%

Definitions
1.    Tank Daily Gasoline Value (“TDGV”): Expressed as a formula:

TDGV = (GB)*(GPV+TF)
GB: number of Gallons of butane blended on a given day at the terminal site.
GPV: daily gasoline spot price per gallon.
TF: the avoided transportation fee for moving spot purchased gasoline to the terminal for the gasoline grade in which the butane is blended.

GPV is calculated by Terminal, described in Schedule 5.1, as follows:
LA and SF regions: daily posted OPIS Mid 84 Sub-octane Regular or OPIS Mid 88.5 Sub-octane Premium spot price for the respective blend.

PNW region: daily posted OPIS Mid 84 Sub-octane Regular or OPIS Mid 90 Sub-octane Premium spot price for the respective blend.

CHI region: daily posted Argus Mid 85 CBOB or Argus Mid PREM spot price for the respective blend.

2.    Tank Daily Butane Value (“TDBV”): the daily agreed upon tank butane purchase price (“TBPP”) from supplier, plus the total daily RIN value (“DRV”), multiplied by the daily total number of butane Gallons blended (“GB”). Expressed as a formula:

TDBV = (GB)*(TBPP+DRV+TC)

TC is the trucking cost of transporting one Gallon of butane (in the most cost effective method possible) to a terminal blending location.

DRV will be determined by using the percentage of each type of RINs specified by the Renewable Fuel Standard Program updated annually to the most recent requirements and will be adjusted retroactively for any difference between the requirements at the time of the calculation and the requirements contained in a final rule establishing Renewable Volume Obligations for the year. OPIS daily posting for the respective RINs pricing will be used. In order to minimize the daily average RINs Cost, posting for prior years RINs will be used up to the maximum allowable percentage.

In the event Customer requests a butane skid for temporary use at a Customer owned terminal(s), Customer shall pay a Terminal Owner Tank Butane Blending Equipment Service Fee equal to 5% of the blending value. Expressed as a formula:

Terminal Owner Tank Butane Blending Equipment Service Fee = (TDGV-TDBV)* 5%.

Annual Adjustment to Revenue: This cost or revenue is intended to cover changes in the estimated vs actual transportation costs. Annually during the month of April, Customer will issue an adjustment of revenue to Terminal Owner. This adjustment will be the result in changes of actual vs previously estimated trucking costs associated with delivery of butane to the terminals for the previous April – March.

Ethanol Excess Volume Value Capture

Customer will pay Terminal Owner fees as calculated herein for EV at Terminals where sales volume is made on a temperature corrected basis.

The value will be calculated via the following method: Multiply the volume by the price per the calculations described in the following two paragraphs.

The volume will be calculated via the following method: The American Petroleum Institute’s Manual of Petroleum Measurement Standards Chapter 11.3.4 “Miscellaneous Hydrocarbon Properties – Denatured Ethanol and Gasoline Blend Densities and Volume Correction Factors” (“Chapter 11.3.4”) provides data-based equations for Blends of Gasoline and Ethanol (“BGE”). Chapter 11.3.4 addresses excess volumes of gasohol (“EV”) created when gasoline and ethanol components are blended together. EV for truck rack throughput at Terminals equipped with Terminal Automation Software (TAS) will be calculated using the equation in Chapter 11.3.4 performed by TAS for any BGE. The TAS will be programmed to calculate EV by multiplying these BGE volumes by the correction factors as calculated using the equation from Chapter 11.3.4. This process of crediting Terminal Owner with the EV based on the technology Terminal Owner installed and maintains at its Terminals is known as “Ethanol Excess Volume Value Capture.”

The price will be calculated via the following method: each Terminal is assigned to a Region based on Schedule 5.1. EV credited to Terminal Owner will be valued using the non-weighted monthly average spot price for the Region each Terminal is assigned to in Schedule 5.1. Spot prices are as follows: for the LA, SF and PNW Regions use OPIS Mid 84 Sub-octane Regular; for the CHI Region use Argus Mid 85 CBOB (West Shore).

Schedule 5.1(c) – Storage Fees and Monthly Storage Commitment

Terminal Name	State	Monthly Storage Commitment (Barrels)	Storage Services Fee (per Barrel)
Albuquerque[1]	NM	155,959	0.6000
Anchorage Ocean Dock	AK	316,000	1.241742
Anchorage T2	AK	342,000	1.241742
Bloomfield[1]	NM	142,017	0.6000
El Paso	TX	74,898	0.6000
Hynes – Refined products[3]	CA	967,662	1.2000
Hynes – Crude/Dark Oil[2,3]	CA	676,910	1.0123
Pocatello	ID	19,307	0.2800
St. Paul Park	MN	11,808	0.594940
Vinvale[3]	CA	528,573	1.2000

1     Terminal Owner may, but shall have no obligation to, utilize any shell capacity not being used by Customer to provide storage to third parties; provided, however, that Terminal Owner shall be required, to the extent Customer desires to utilize any then-available storage capacity, to prioritize Customer’s utilization of such storage capacity over third-party customers.

2     The Crude/Dark Oil Monthly Storage Commitment and Storage Services Fee for this Terminal will be effective through May 31, 2026, and will be subject to negotiation by the Parties thereafter; provided, however, in no event will the new Crude/Dark Oil Monthly Storage Commitment be less than 272,662 barrels per month or the Storage Services Fee be less than 75% of the current Storage Services Fee for this Terminal. If the Parties are unable to mutually agree on an adjusted Monthly Storage Commitment and Storage Services Fee by August 31, 2026, the existing Monthly Storage Commitment and Storage Services Fee for this Terminal will remain in effect through the remaining Term of this Agreement.

3     Shell Capacity per dedicated tank with the included tank number, shell capacity, and Product is included in Schedule 5.1 (d) of this Agreement.

Schedule 5.1 (d) - Tanks, Product, and Shell Capacity

Hynes TSA - Storage - Shell Capacity Dedicated Tanks

Terminal	Tank	Product	Shell Capacity (in Barrels)
East Hynes	714	Refined Product/Component	136,331
East Hynes	716	Refined Product/Component	136,331
East Hynes	731	Refined Product/Component	132,508
East Hynes	732	Refined Product/Component	132,508
East Hynes	733	Refined Product/Component	133,431
East Hynes	734	Crude/Dark Oil	132,508
East Hynes	735	Crude/Dark Oil	132,508
East Hynes	736	Crude/Dark Oil	139,232
East Hynes	765	Refined Product/Component	19,192
East Hynes	792	Refined Product/Component	76,596
East Hynes	794	Refined Product/Component	122,254
East Hynes	796	Refined Product/Component	78,511
East Hynes	605	Crude/Dark Oil	136,331
East Hynes	606	Crude/Dark Oil	136,331
		Total Shell Capacity	1,644,572

Total Dedicated Crude/Dark Oil Shell Capacity			676,910
Total Dedicated Refined Product/Component Shell Capacity			967,662

Vinvale TSA - Storage - Shell Capacity Dedicated Tanks

Terminal	Tank	Product	Shell Capacity (in Barrels)
Vinvale	933	Gasoline	129,667
Vinvale	934	Gasoline	133,045
Vinvale	941	Ethanol	134,266
Vinvale	943	Gasoline	131,595
Total Dedicated Shell Capacity			528,573

Albuquerque TSA – Storage – Shell Capacity Dedicated Tanks

Terminal	Tank	Product	Shell Capacity (in Barrels)
Albuquerque	25	Gasoline	25,181
Albuquerque	26	Ethanol	16,787
Albuquerque	27	Ethanol	16,787
Albuquerque	30	Gasoline	16,787
Albuquerque	31	Gasoline	42,976
Albuquerque	32	Gasoline	16,787
Albuquerque	33	Gasoline	16,787
Albuquerque	53	ULSD	16,787
Albuquerque	96	ULSD	16,787
		Total Shell Capacity	185,666
84% of Total Shell Capacity Dedicated to Customer			155,959

Bloomfield TSA – Storage – Shell Capacity Dedicated Tanks

Terminal	Tank	Product	Shell Capacity (in Barrels)
Bloomfield	13	Clean Products	30,303
Bloomfield	14	Clean Products	30,097
Bloomfield	18	Clean Products	56,140
Bloomfield	20	Clean Products	22,176
Bloomfield	23	Clean Products	40,460
Bloomfield	24	Clean Products	10,354
Bloomfield	25	Clean Products	10,115
Bloomfield	32	Clean Products	20,000
Bloomfield	36	Clean Products	56,000
Bloomfield	44	Clean Products	2,100
Bloomfield	45	Clean Products	5,488
Bloomfield	42A	Slop	400
Bloomfield	42B	Slop	400
		Total Shell Capacity	284,033
50% of Total Shell Capacity Dedicated to Customer			142,017

El Paso TSA – Storage – Shell Capacity Dedicated Tanks

Terminal	Tank	Product	Shell Capacity (in Barrels)
El Paso	504	Trans-mix	459
El Paso	508	Gasoline	10,502
El Paso	509	Ethanol	21,005
El Paso	512	Gasoline	5,017
El Paso	513	Gasoline	4,152
El Paso	514	Trans-mix	1,797
El Paso	515	Gasoline	3,967
El Paso	516	Gasoline	4,932
El Paso	517	Jet	2,552
El Paso	518	Jet	1,669
El Paso	519	Jet	1,337
El Paso	520	Gasoline	5,358
El Paso	521	ULSD	5,229
El Paso	522	ULSD	5,332
El Paso	523	Trans-mix	428
El Paso	524	Bio Diesel	726
El Paso	5301	Trans-mix	287
El Paso	5302	Trans-mix	149
		Total Shell Capacity	74,898

Schedule 14.1 – Notices

Terminal	Customer Notice Address	Terminal Owner Notice Address
Albuquerque Bloomfield El Paso St. Paul Park	Marathon Petroleum Company LP 539 South Main Street Findlay, Ohio 45840 Attn: President E-mail: cleanproductslogistics@marathonpetroleum.com	Western Refining Terminals LLC 200 East Hardin Street Findlay, Ohio 45840 Attn: President
Anacortes Boise Burley Carson Colton Hynes Mandan Pasco Pocatello Salt Lake City San Diego Stockton Vancouver Vinvale Wilmington
Marathon Petroleum Company LP
539 South Main Street
Findlay, Ohio 45840
Attn: President
E-mail: cleanproductslogistics@marathonpetroleum.com

Marathon Petroleum Supply and Trading LLC
539 South Main Street
Findlay, Ohio 45840
Attn: President
Email: crudelogistics@marathonpetroleum.com
Tesoro Logistics Operations LLC 200 East Hardin Street Findlay, Ohio 45840 Attn: President
Anchorage Ocean Dock Anchorage T2 Fairbanks Nikiski	Marathon Petroleum Company LP 539 South Main Street Findlay, Ohio 45840 Attn: President E-mail: cleanproductslogistics@marathonpetroleum.com	Tesoro Logistics Operations LLC 200 East Hardin Street Findlay, Ohio 45840 Attn: President Tesoro Alaska Terminals LLC 200 East Hardin Street Findlay, Ohio 45840 Attn: President